UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 18, 2018

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 SW Fifth Ave, Ste 700
Portland, Oregon 97204
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

No change since last report
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.05. Costs Associated with Exit or Disposal Activities.

See Item 2.06.

Item 2.06. Material Impairments.

On July 18, 2018, Lattice Semiconductor Corporation (“Lattice” or the “Company”), announced that it will discontinue its millimeter wave business, which is expected to result in approximately $25 million of primarily non-cash restructuring and impairment charges in the second quarter of 2018, and an annualized reduction in operating expenses of approximately $13 million. The Company expects cash impacts of approximately $3.0 to $3.3 million for severance and $1.2 million to settle purchase commitments, each in the third quarter of 2018.

After careful evaluation, millimeter wave was determined to be a non-core business, unable to achieve the required near-term scale to be profitable or to warrant any further investment. After no other strategic alternatives considered proved to be viable, Lattice chose to take concrete action to further sharpen its focus on the compelling opportunities in its core business.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Such forward-looking statements include statements relating to: our estimate of the timing and approximate amounts charges and reductions of operating expenses; and our estimates as to the timing and amounts of cash impacts. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “expect,” “plan,” “anticipate,” “intend,” “forecast,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology. Lattice believes the factors identified below could cause actual results to differ materially from the forward-looking statements.

In addition to the foregoing, other factors that may cause actual results to differ materially from the forward-looking statements include those risks that are described in from time to time in our filings with the Securities and Exchange Commission. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
		By:	/s/ Max Downing
Date:	July 18, 2018		Max Downing Corporate Vice President and Chief Financial Officer

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